UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2003


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         OREGON                   0-12853                    93-0370304
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)         File Number)               Identification No.)


13900 NW Science Park Drive, Portland, Oregon                97229
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On June 23, 2003, Electro Scientific Industries, Inc. (the "Company") announced that Richard J. Faubert was elected as a director of the Company. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             99.1     Press release dated June 23, 2003.


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





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 23, 2003.


                            Electro Scientific Industries, Inc.



                            By   J. MICHAEL DODSON
                                 -----------------
                                 J. Michael Dodson
                                 Vice President of Administration and
                                 Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit           Description

99.1              Press release dated June 23, 2003.